Exhibit 99.CERT

SECTION 302 CERTIFICATIONS

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, Jeanne M. La Porta, certify that:

1.	I have reviewed these reports on Form N-CSR for each Registrant (collectively “the Registrants”) listed in Appendix A;

2.	Based on my knowledge, these reports for each Registrant do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

3.	Based on my knowledge, the financial statements, and other financial information included in these reports for each Registrant, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of each Registrant as of, and for, the periods presented in these reports;

4.	Each Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for each Registrant and have:

(a)	Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to each Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which these reports are being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of each Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in each Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, each Registrant’s internal control over financial reporting; and

5.	Each Registrant’s other certifying officer and I have disclosed, to each Registrant’s auditors and the audit committee of the Registrants’ board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect each Registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in each Registrant’s internal control over financial reporting.

Date: February 23, 2017

/s/ Jeanne M. La Porta

Jeanne M. La Porta
President, General Electric RSP Funds

SECTION 302 CERTIFICATIONS

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Arthur A. Jensen, certify that:

1.	I have reviewed these reports on Form N-CSR for each Registrant (collectively “the Registrants”) listed in Appendix A;

2.	Based on my knowledge, these reports for each Registrant do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

3.	Based on my knowledge, the financial statements, and other financial information included in these reports for each Registrant, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of each Registrant as of, and for, the periods presented in these reports;

4.	Each Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for each Registrant and have:

(a)	Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to each Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which these reports are being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of each Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in each Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, each Registrant’s internal control over financial reporting; and

5.	Each Registrant’s other certifying officer and I have disclosed, to each Registrant’s auditors and the audit committee of the Registrants’ board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect each Registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in each Registrant’s internal control over financial reporting.

Date: February 23, 2017

/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, General Electric RSP Funds